UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2010
Glu Mobile Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33368	91-2143667

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2207 Bridgepointe Parkway, Suite 300, San Mateo, California	94404

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (650) 532-2400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 3, 2010, at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Glu Mobile Inc. (“Glu”), Glu’s stockholders approved an amendment to Glu’s 2007 Equity Incentive Plan (the “2007 Plan”) that increased the aggregate number of shares of common stock authorized for issuance under the 2007 Plan by 3,000,000 shares. The amendment to the 2007 Plan previously had been approved, subject to stockholder approval, by Glu’s Board of Directors (the “Board”).
A summary of the 2007 Plan amendment is set forth in Glu’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 30, 2010 (the “Proxy Statement”). That summary and the foregoing description of the amendment is qualified in its entirety by reference to the text of the 2007 Plan, which is filed as Exhibit 99.01 hereto and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, held on June 3, 2010, Glu’s stockholders approved the three proposals listed below. The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Proxy Statement.
1. The election of three Class III directors to serve on the Board, each to serve until Glu’s annual meeting of stockholders to be held in 2013 and until his successor is elected and qualified, or until his death, resignation or removal:

	Votes	Votes		Broker
Name	For	Withheld	Abstentions	Non-Votes
Niccolo M. de Masi	18,808,945	92,366	0	5,654,945
William J. Miller	17,366,167	1,535,144	0	5,654,945
A. Brooke Seawell	17,466,241	1,435,070	0	5,654,945
2. The approval of an amendment to the 2007 Plan to increase the aggregate number of shares of common stock authorized for issuance under the 2007 Plan by 3,000,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,393,810	2,503,601	3,900	5,654,945
3. The ratification of the appointment of PricewaterhouseCoopers LLP as Glu’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

Votes For	Votes Against	Abstentions	Broker Non-Votes
24,502,527	46,713	6,016	0
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.01	Glu Mobile Inc. 2007 Equity Incentive Plan, as amended and restated.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glu Mobile Inc.
June 4, 2010	By:	/s/ Eric R. Ludwig
		Name:	Eric R. Ludwig
		Title:	Senior Vice President and Chief Financial Officer

Exhibit Index

99.01	Glu Mobile Inc. 2007 Equity Incentive Plan, as amended and restated.